Exhibit 10.3a

CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. SECTIONS 200.80(b)(4) AND 240.24b-2. [*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

AMENDMENT ONE TO

PROTON BEAM RADIATION THERAPY LEASE AGREEMENT

This Amendment One to Proton Beam Radiation Therapy Lease Agreement (this “Amendment”) is dated effective as of August 12, 2012, and is entered into by and between AMERICAN SHARED HOSPITAL SERVICES (“ASHS”), a California corporation or its majority-owned subsidiary whose obligations under the Agreement shall be guaranteed by ASHS, and ORLANDO HEALTH, INC., a Florida corporation formerly known as Orlando Regional Healthcare System, Inc. (“Hospital”).

Recitals:

WHEREAS, ASHS and Hospital are parties to a certain Proton Beam Radiation Therapy Lease Agreement dated October 18, 2006 (the “Agreement”), pursuant to which Hospital leases from ASHS, when available, a Mevion S250 (formerly known as a Clinatron 250) proton beam radiation therapy system, manufactured by Mevion Medical Systems, Inc. (the “Manufacturer,” which was formerly known as Still River Systems, Inc.);

WHEREAS, ASHS and Hospital desire to amend the Agreement as set forth herein.

NOW THEREFORE, in consideration of the mutual covenants, conditions and agreements set forth herein, and for such other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Agreement:

1.          Defined Terms. Unless otherwise defined herein, the capitalized terms used herein shall have the same meanings set forth in the Agreement.

2.          Name Changes. The following name changes are acknowledged: (i) Hospital has changed its name from “Orlando Regional Healthcare System, Inc.” to “Orlando Health, Inc.”; (ii) “Manufacturer” has changed its name from “Still River Systems, Inc.” to “Mevion Medical Systems, Inc.”; and (iii) the model name of the “Equipment” has been changed from “Clinatron 250” to “Mevion S250.”

3.          Exhibit 1. Exhibit 1 of the Agreement is hereby deleted in its entirety and replaced with Exhibit 1 attached to this Amendment.

4.          Delivery of Equipment. Section 4.1 of the Agreement is hereby deleted in its entirety and replaced with the following:

CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. SECTIONS 200.80(b)(4) AND 240.24b-2. [*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

“4.1.          ASHS shall coordinate with Manufacturer and Hospital to have the Equipment delivered to Hospital at 1414 Kuhl Avenue, Orlando, Florida, 32806 (the “Site”) on or prior to the delivery date agreed upon by Hospital, ASHS and Manufacturer, which delivery date may be adjusted by the parties depending upon, among other things, the progress of construction at the Site or Hospital’s election to accept a later-manufactured unit (as adjusted, the “Expected Delivery Date”). If by December 31, 2014, the Equipment is not delivered to the Site, and such non-delivery is not due to any material fault of Hospital and/or any material delays in the construction or improvement of the Site, then, Hospital shall have the right, without penalty or liability to ASHS, to terminate this Agreement by giving ASHS not less than thirty (30) days’ prior written notice of termination. If by December 31, 2014, the Equipment is not delivered to the Site as a result of any material fault of Hospital and/or any material delays in the construction or improvement of the Site, then, ASHS shall have the right, without penalty or liability to Hospital, to terminate this Agreement by giving Hospital not less than thirty (30) days’ prior written notice of termination. It is intended that Hospital will receive the first unit of the same type and model of equipment as the Equipment that is currently on order by ASHS from Manufacturer (which is intended to be the fifth unit manufactured by the Manufacturer) with an Expected Delivery Date of 2nd Calendar Quarter, 2013. Notwithstanding anything to the contrary set forth in the Agreement, ASHS makes no representation or warranties concerning delivery of the Equipment to the Site or the actual date thereof. The Manufacturer announced on June 11, 2012 that it received FDA 510(k) clearance for its MEVION S250 Proton Therapy System.”

5.          Site. The Site Planning Criteria to be utilized by Hospital pursuant to Section 4.2 of the Agreement shall be based on the then-current guidelines, specifications, technical instructions and site planning criteria adopted by the Manufacturer, and Exhibit 2 of the Agreement shall automatically be updated and revised from time-to-time as such Site Planning Criteria are updated and revised by the Manufacturer. Pursuant to Section 4.2 of the Agreement, ASHS approves Hospital’s selection of the Site located at 1414 Kuhl Avenue, Orlando, Florida, 32806.

6.          Completion of Site Construction. The third sentence of Section 5.5 of the Agreement pertaining to the required Completion Date for all construction and improvements to the Site is hereby deleted in its entirety and replaced with the following:

"In all events, Hospital shall complete all construction and improvements of the Site required for the installation, positioning and testing of the Equipment on or prior to April 15, 2013.

7.          Per Procedure Payments. Sections 7.1 and 7.1(a) of the Agreement are hereby deleted in their entirety and replaced with the following:

“7.1.          In consideration of and as compensation to ASHS for (i) the lease of the Equipment to Hospital pursuant to this Agreement; (ii) the marketing support provided pursuant to Section 6 above; and (iii) the reimbursement of a portion of the costs pertaining to the technical and support personnel related to operation of the Equipment and the third party billing services pursuant to Section 14 below, Hospital shall, on a monthly basis, pay the Lease Payment to ASHS for each “Procedure” that is performed on any and all patients at Hospital, on an inpatient or outpatient basis, irrespective of whether the Procedure is performed by Hospital, its representatives or affiliates, or any other person or entity.

“In furtherance of the foregoing, the net amounts payable by the Hospital to ASHS, shall be calculated as follows:

CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. SECTIONS 200.80(b)(4) AND 240.24b-2. [*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

"For Month 1 and each month thereafter through and including Month 12 following the First Procedure Date:

"Hospital shall pay to ASHS the Lease Payment (as defined in Section 7.1(a) below), less (1) [*****] of Hospital’s approved marketing support costs not to exceed [*****] annually as set forth in Section 6, less (2) the Lease Payment multiplied by [*****] for third party billing services as set forth in Section 14.

"For Month 13 and each month thereafter through and including Month 84 following the First Procedure Date:

"Hospital shall pay to ASHS the Lease Payment, less (1) [*****] of Hospital’s approved marketing support costs not to exceed [*****] annually as set forth in Section 6, less (2) the Lease Payment multiplied by [*****] for third party billing services as set forth in Section 14, less (3) [*****] or Hospital’s [*****], whichever is lower, for Hospital’s technical and support personnel direct costs as set forth in and subject to Section 14.

"For Month 85 following the First Procedure Date and for each month thereafter:

"Hospital shall pay to ASHS the Lease Payment, less (1) [*****] of Hospital’s approved marketing support costs not to exceed [*****] annually as set forth in Section 6, less (2) the Lease Payment multiplied by [*****] for third party billing services as set forth in Section 14."

"(a)          The “Lease Payment” during any month shall be equal to [*****] of the “Technical Component Collections” relating to each Procedure during such month.”

8.          Additional Covenants of Hospital. The last sentence of Section 9.1 of the Agreement is hereby deleted in its entirety and replaced with the following:

“The Equipment shall be available for treatment at least twelve (12) hours per day, but not to exceed sixteen (16) hours per day, five (5) days per week (excluding holidays and downtime for Equipment maintenance), as necessary to handle patient loads with the desired goal to treat patients within one (1) week following a request to schedule treatment.”

9.          Service Agreement with the Manufacturer. ASHS shall enter into a Service Agreement with Manufacture, or such mutually agreeable Service Agreement provider, no later than nine (9) months after the First Procedure Date, or at such earlier date to assure that there will be no gap between the end of the Equipment Manufacturer’s warranty and the commencement of the term of the Service Agreement. The Manufacturer has represented that the Equipment will be under Equipment Manufacturer’s warranty for the first twelve (12) months after Equipment Acceptance.

CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. SECTIONS 200.80(b)(4) AND 240.24b-2. [*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

10.         Alterations and Upgrades to the Equipment. Section 12.2 of the Agreement shall be deleted in its entirety and replaced with the following:

“12.2         If ASHS and Hospital mutually agree in writing to make any modifications, additions, upgrades and/or reloads to the Equipment, then, either (i) [*****] of the cost thereof shall be paid by ASHS and [*****] shall be paid by Hospital, or (ii) [*****] of the cost thereof shall be paid by ASHS, provided that, with respect to this clause (ii) only, ASHS and Hospital shall first have mutually agreed in writing to an increase in the Lease Payment and/or an extension of the Term. The foregoing provisions of this Section shall not alter or amend ASHS’s or Hospital’s repair obligations under Sections 11.1 and 11.3, respectively.”

11.         Financing of Equipment by ASHS. The last sentence of Section 13 of the Agreement (Financing of Equipment by ASHS) is hereby deleted and replaced with the following:

"Hospital's interest under this Agreement shall be subordinate to the interests of the Lender; provided that, so long as no event of default has occurred and is then continuing (and no event has occurred which with the giving of notice and/or the lapse of time would constitute an event of default) under the Lender financing ("Payment Default"), Lender will not disturb Hospital’s quiet use and enjoyment of the Equipment, subject to the terms and conditions of the Lender financing. Additionally, upon request by ASHS, Hospital shall execute and deliver the Lender's form of consent to sublease, or subordination and nondisturbance agreement, or any other statement or instrument requested by the Lender (and reasonably approved by Hospital) for the purpose of (i) evidencing the Lender’s interest in the Equipment and/or this Agreement as may be required by the Lender, (ii) subordinating Hospital's interest under this Agreement to the interests of the Lender, and (iii) providing for Hospital’s quiet use and enjoyment of the Equipment as set forth herein so long as no Payment Default has occurred and is then continuing under the Lender financing. ASHS and the Lender, upon Lender’s agreement to do so, shall notify Hospital in writing within ten (10) business days of any Payment Default by ASHS on the loan/lease agreement for the Equipment installed at the Site."

12.         Termination by ASHS for Economic Justification. The last sentence of Section 17.1 of the Agreement is hereby deleted in its entirety and replaced with the following:

“For purposes of the calculation of Net Cash Flow under this Section 17.1, the following parameters shall be used and/or applied: (1) the debt service on the Equipment will be based on an amortization period of not less than [*****] years and shall bear interest at the actual debt service rate not to exceed the then current Seven Year U.S. Treasury Notes plus 400 basis points, and (2) the maintenance expenses under the service agreement with the Manufacturer shall not exceed [*****] per annum.”

13.         Option to Extend Agreement. The following sentence shall be added to the final paragraph in Section 18.

“ASHS shall be responsible for the removal of the Equipment at its sole cost upon expiration of the final Term of this Agreement. Such removal shall not occur less than thirty (30) days following termination or expiration of this Agreement.”

CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. SECTIONS 200.80(b)(4) AND 240.24b-2. [*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

14.         Hospital Option to Fund Cash Shortfall.

(a)          Notwithstanding anything to the contrary set forth in this Amendment and/or the Agreement, in the event for any reason, (i) the aggregate cash payments made or to be made by ASHS to the Manufacturer towards the purchase of the Equipment (collectively, the "ASHS Cash Payment"), plus (ii) the actual net proceeds of any financing obtained by ASHS to purchase the Equipment (the "Net Financing Proceeds"), is insufficient to cover (iii) the total purchase price of the Equipment (the "Equipment Purchase Price") (the amount of such insufficiency being referred to herein as the "Cash Shortfall"), then, (iv) Hospital shall have the option in its sole discretion to make cash payments to ASHS or the Manufacturer, as required, in the total amount of the Cash Shortfall (collectively, the "Hospital Cash Payment"), which Hospital Cash Payment shall be applied towards, and shall facilitate, the purchase of the Equipment. ASHS shall use due diligence to arrange financing on commercially reasonable terms, or a combination of the ASHS Cash Payment and Net Financing Proceeds, to fully fund the Equipment Purchase Price. Provided that ASHS has exercised such due diligence, ASHS makes no representation as to whether it will be able to obtain financing (or as to the amount of such financing) to purchase the Equipment, and ASHS shall have no liability to Hospital in the event ASHS is unable to obtain any or sufficient financing to purchase the Equipment.

(b)          ASHS shall notify Hospital in writing of the amount of the Cash Shortfall (the "Cash Shortfall Notice"), and Hospital shall have ninety (90) days following its receipt of the Cash Shortfall Notice within which to notify ASHS whether Hospital elects to fund the Hospital Cash Payment. Failure by Hospital to notify ASHS in writing of Hospital's decision within such ninety (90) day period shall mean that Hospital declines to fund the Hospital Cash Payment. In the event Hospital declines to fund the Hospital Cash Payment, then, (i) this Agreement shall automatically terminate with no further force and effect, and ASHS and Hospital shall each be released from any and all obligations or duties arising under this Agreement ab initio as if this Agreement had never been entered into between the parties; (ii) neither ASHS nor Hospital shall have any obligation or liability to reimburse the other party for any or all costs and expenses incurred by either party with respect to this Agreement, including, without limitation, any construction and/or site improvement costs; (iii) Hospital shall make no claim or assert any right to purchase or otherwise acquire the same unit of Equipment that is currently on order by ASHS from Manufacturer (which is intended to be the fifth unit manufactured by the Manufacturer) (the "Reserved Unit") that would otherwise have been leased to Hospital pursuant to this Agreement but for the termination of this Agreement; and (iv) ASHS shall retain all rights with respect to the Reserved Unit, including without limitation, the right to purchase, lease, assign and/or relocate the Reserved Unit to any third party and/or site of ASHS's choosing in ASHS's sole discretion.

(c)          If Hospital elects to fund the Hospital Cash Payment, then (i) the Hospital Cash Payment shall be paid by Hospital as and when due to the Manufacturer; and (ii) the Agreement shall remain in full force and effect, except that:

(i)          The Lease Payment equal to (A) [*****] of the Technical Component Collections relating to each Procedure during any month, shall be reduced to (B) [[*****] multiplied by the “ASHS Percentage”] of the Technical Component Collections relating to each Procedure during any month.

(ii)         The deduction from the Lease Payment for the marketing support costs of (A) [*****] of Hospital’s approved marketing support costs not to exceed [*****] annually, shall be reduced to (B) [[*****] multiplied by the ASHS Percentage] of Hospital’s approved marketing support costs not to exceed [[*****] multiplied by the ASHS Percentage] annually.

CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. SECTIONS 200.80(b)(4) AND 240.24b-2. [*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

(iii)        The deduction from the Lease Payment for third party billing services (pursuant to Sections 7.1 and 14 of the Agreement, as amended) in the amount of [*****] of the Lease Payment shall remain unchanged.

(iv)        Where applicable, the deduction from the Lease Payment for Hospital’s technical and support personnel direct costs (pursuant to Sections 7.1 and 14 of the Agreement, as amended) in the amount of (A) [*****] or Hospital’s [*****], whichever is lower, shall be reduced to (B) [[*****] multiplied by the ASHS Percentage] or [Hospital’s [*****] multiplied by the ASHS Percentage], whichever is lower.

(v)         On a monthly basis, Hospital shall reimburse to ASHS, Hospital's share of the “ASHS Expenses,” which share shall be equal to the "Hospital Percentage" times the aggregate unreimbursed ASHS Expenses incurred by ASHS. Such payment of Hospital's share of the ASHS Expenses shall be made concurrently with the payment of each monthly Lease Payment, independently and irrespective of the amount of the Lease Payment.

(d)          Definitions. As used herein,

(i)          The "ASHS Expenses" shall mean the sum of the actual out-of-pocket costs and expenses incurred by ASHS in connection with (A) maintaining and repairing the Equipment (pursuant to Section 11 of the Agreement, as amended); (B) the Service Agreement with the Manufacturer or other mutually agreeable Service Agreement provider (pursuant to Section 11 of the Agreement, as amended), (C) taxes (pursuant to Section 15 of the Agreement) (but excluding payment of any federal, state or local income, franchise, corporation or excise taxes imposed upon ASHS’s net income realized from the lease of the Equipment); and (D) insurance (pursuant to Section 20 of the Agreement).

(ii)         The "ASHS Percentage" shall mean the "ASHS Portion" divided by the Equipment Purchase Price, expressed as a percentage.

(iii)        The "ASHS Portion" shall mean the sum of the ASHS Cash Payment plus the Net Financing Proceeds.

(iv)        The "Hospital Percentage" shall mean the Hospital Cash Payment divided by the Equipment Purchase Price, expressed as a percentage.

(e)          Example. For example, assuming the Equipment Purchase Price is [*****] and the ASHS Portion is [*****], then, (i) the Hospital Cash Payment would be equal to [*****] [i.e., [*****] - [*****]], (ii) the ASHS Percentage would be equal to [*****] [i.e., [*****] divided by [*****]], (iii) the Hospital Percentage would be equal to [*****] [i.e., [*****] divided by [*****]], and (iv) the Lease Payment during any month would be equal to [*****] of the Technical Component Collections during such month [i.e., [*****] multiplied by [*****]]. Furthermore, assuming the Technical Component Collections for a given month (between month 13 and month 84 following the First Procedure Date) are [*****], Hospital's approved marketing support costs are [*****], Hospital's technical and support personnel direct costs are [*****], and the ASHS Expenses are [*****], then, (A) the Lease Payment for that month would be equal to [*****] [i.e., [*****] multiplied by [*****]], and (B) the net amount payable by the Hospital to ASHS for that month would be equal to [*****] [i.e. [*****] minus [*****] (for marketing support costs, i.e., [*****] multiplied by [*****]), minus [*****] (for third party billing services, i.e., [*****] multiplied by [*****]), minus [*****] (for Hospital's technical and support personnel direct costs, i.e., [*****] multiplied by [*****]), plus [*****] (for Hospital's share of the ASHS Expenses, i.e., [*****] multiplied by [*****]).

CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. SECTIONS 200.80(b)(4) AND 240.24b-2. [*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

15.         Miscellaneous. This Amendment may be executed in separate counterparts and may be delivered by fax or electronic mail, each of which when so executed and delivered shall be an original, but all of which counterparts shall together constitute the same instrument. The captions and paragraph headings used herein are for convenience only and shall not be used in construing or interpreting this Amendment. Except as amended by this Amendment, all of the terms and provisions of the Agreement shall remain in full force and effect. To the extent any of the terms of the Agreement conflict with the terms of this Amendment, the terms and provisions of this Amendment shall prevail and control.

IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the date first written above.

ASHS:		Hospital:

AMERICAN SHARED		ORLANDO HEALTH, INC.
HOSPITAL SERVICES
		By:	/s/ P.S. Elswick
By:	/s/ Ernest A. Bates, M.D.		P. Shannon Elswick
	Ernest A. Bates, M.D.		President, Adult Hospital Group
President and CEO

		By:	/s/ Stephan J. Harr
Stephan J. Harr
Senior Vice President

(This Agreement shall not be binding on Orlando Health, Inc. unless signed by both of the above signatories)

CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. SECTIONS 200.80(b)(4) AND 240.24b-2. [*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

Exhibit 1

A.           The following is a detailed product list and performance specifications of the System:

❖	Mevion S250 as described in Exhibit 1 of the Agreement between ASHS and Mevion which states the following:

1.1	Proton Cyclotron
1.2	Gantry to position proton beam source
1.3	Couch for positioning of patient
1.4	Treatment console
1.5	Interface to Varis or IMPAC R&V system
1.6	Hand pendant controls
1.7	In room display console
1.8	Radiographic alignment system (providing 3D volumetric image data)
1.9	In room exposure control station
1.10	In room radiographic set up console
1.11	Treatment planning system
1.11.1	One (1) seat of Varian Eclipse or CMS XiO Proton Beam Plan Module
1.11.2	DICOM or other import and export, including Print, Store, and Work list Management functions
1.11.3	Aperture and RCB file output to production system
1.12	Varis or IMPAC database extensions for protons
1.13.	Final aperture/RCB production system software interface and license
1.14.	Two (2) sets of product manuals
1.15	On site training for use of all systems for up to 6 users
1.16	Training for three (3) biomedical technicians for first response

➢	Treatment planning system – Following the successful completion of acceptance testing for the Equipment, ASHS shall transfer ownership of one work station and one “seat” to Hospital for no additional compensation upon termination of the Agreement or at such time as the Treatment Planning System is no longer included in the ASHS financing, whichever is earlier. With the exception of the Treatment Planning System and interfaces to be provided by ASHS as set forth in sections 1.5, 1.11, 1.12 and 1.13, Hospital shall be solely responsible for all software costs related to the Equipment, including, without limitation, purchase, licensing, installation and updating costs.

B. Initial Acceptance Specifications: Subject to any amendments required as a result of FDA review of the Equipment, or otherwise agreed to by the parties, the Equipment shall conform in all respects to the following specifications (excluding minor deviations from the specifications that do not interfere with the use of or adversely affect performance of the System):

1)	[*****]
2)	[*****]

CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. SECTIONS 200.80(b)(4) AND 240.24b-2. [*****] INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST FILED SEPARATELY WITH THE COMMISSION. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION.

3)	[*****]
4)	[*****]
5)	[*****]
6)	[*****]
7)	[*****]
8)	[*****]
9)	[*****]
10)	[*****]
11)	[*****]
12)	[*****]
13)	[*****]
14)	[*****]
15)	[*****]
16)	[*****]
17)	[*****]

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